Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Oracle Corp. 5.750% due
04/15/2018
Cusip/Sedol/ISIN of Security Purchased: 68389XAC9
Date of Transaction: 4/2/2008
Date Offering Commenced: 4/2/2008
Purchase Price/Unit (Net of fees and expenses): $99.953 / ($99.553)
Offering Price at Close of 1st full business day on which sales were made: $99.953
Underwriting Commission, Spread or Profit: 0.400%
Name of Underwriter from whom Purchased: Citigroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $35,000
Principal Amount of Purchase in Fund: $34,983.55
Aggregate Principal Amount of Purchase: $37,960,000
Principal Amount of Total Offering: $2,500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes

1.b Municipal Securities: The securities (i) are municipal securities(2);
(ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization;
and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating
service.   No

1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
No

1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional buyers pursuant to Rule 144A.
No

2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
Yes

4. The underwriting was a firm commitment underwriting.
Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread or profit.)
Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
Yes

 /s/Roberto Sella  Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Wal-Mart Stores Inc. Note 4.250% due
04/15/2013
Cusip/Sedol/ISIN of Security Purchased: 931142CL5
Date of Transaction: 4/8/2008
Date Offering Commenced: 4/8/2008
Purchase Price/Unit (Net of fees and expenses): $99.759 / ($99.409)
Offering Price at Close of 1st full business day on which sales were made: $99.759
Underwriting Commission, Spread or Profit: 0.350%
Name of Underwriter from whom Purchased: Goldman Sachs
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $40,000
Principal Amount of Purchase in Fund: $39,903.60
Aggregate Principal Amount of Purchase: $22,165,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
Yes

1.b Municipal Securities: The securities (i) are municipal securities(2);
(ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization;
and (iii) if the issuer or entity supplying
No

1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering o
No

1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
No

2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
Yes

4. The underwriting was a firm commitment underwriting.
Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Dell Inc. 5.650% due 4/15/2018
Cusip/Sedol/ISIN of Security Purchased: 24702RAB7
Date of Transaction: 4/14/2008
Date Offering Commenced: 4/14/2008
Purchase Price/Unit (Net of fees and expenses): $99.736
Offering Price at Close of 1st full business day on which sales were made: $99.736
Underwriting Commission, Spread or Profit: 0.300%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $25,000
Principal Amount of Purchase in Fund: $24,934.00
Aggregate Principal Amount of Purchase: $20,000,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
Yes

1.b Municipal Securities: The securities (i) are municipal securities(2);
(ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization;
and (iii) if the issuer or entity supplying
No

1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering o
No

1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
No

2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
Yes

4. The underwriting was a firm commitment underwriting.
Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: XTO Energy Inc. 5.500% due
6/15/2018
Cusip/Sedol/ISIN of Security Purchased: 98385XAP1
Date of Transaction: 4/15/2008
Date Offering Commenced: 4/15/2008
Purchase Price/Unit (Net of fees and expenses): $99.539 ($98.889)
Offering Price at Close of 1st full business day on which sales were made: $99.539
Underwriting Commission, Spread or Profit: 0.650%
Name of Underwriter from whom Purchased: Lehman Brothers
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $35,000
Principal Amount of Purchase in Fund: $34,838.65
Aggregate Principal Amount of Purchase: $30,000,000
Principal Amount of Total Offering: $800,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
Yes

1.b Municipal Securities: The securities (i) are municipal securities(2);
(ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization;
and (iii) if the issuer or entity supplying
No

1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering o
No

1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
No

2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
Yes

4. The underwriting was a firm commitment underwriting.
Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: General Electric Capital Corp
Note. 5.625% due 5/1/2018
Cusip/Sedol/ISIN of Security Purchased: 36962G3U6
Date of Transaction: 4/16/2008
Date Offering Commenced: 4/16/2008
Purchase Price/Unit (Net of fees and expenses): $99.733
Offering Price at Close of 1st full business day on which sales were made: $99.733
Underwriting Commission, Spread or Profit: 0.300%
Name of Underwriter from whom Purchased: Lehman Brothers
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $165,000
Principal Amount of Purchase in Fund: $164,559.45
Aggregate Principal Amount of Purchase: $122,000,000
Principal Amount of Total Offering: $4,000,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.
Yes

1.b Municipal Securities: The securities (i) are municipal securities(2);
(ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization;
and (iii) if the issuer or entity supplying
No

1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering o
No

1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
No

2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
Yes

4. The underwriting was a firm commitment underwriting.
Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Dr. Pepper Snapple Group Inc.
6.820% due 05/01/2018
Cusip/Sedol/ISIN of Security Purchased: 26138EAC3
Date of Transaction: 4/25/2008
Date Offering Commenced: 4/25/2008
Purchase Price/Unit (Net of fees and expenses): $99.985
Offering Price at Close of 1st full business day on which sales were made: $99.985
Underwriting Commission, Spread or Profit: 0.400%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $20,000
Principal Amount of Purchase in Fund: $19,997.00
Aggregate Principal Amount of Purchase: $20,000,000
Principal Amount of Total Offering: $1,200,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes

1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No

1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No

1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No

2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors). Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes

4. The underwriting was a firm commitment underwriting. Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting  Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Bristol-Myers Squibb Co.
5.450% due 05/01/2018
Cusip/Sedol/ISIN of Security Purchased: 110122AR9
Date of Transaction: 4/28/2008
Date Offering Commenced: 4/28/2008
Purchase Price/Unit (Net of fees and expenses): $99.825 ($99.825)
Offering Price at Close of 1st full business day on which sales were made: $99.825
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $20,000
Principal Amount of Purchase in Fund: $19,965.00
Aggregate Principal Amount of Purchase: $10,000,000
Principal Amount of Total Offering: $600,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.

Yes

1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying

No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering o

No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(

No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).

Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.

Yes

4. The underwriting was a firm commitment underwriting.

Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting

Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering

Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.

Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Comcast Corp. Note
5.700% due 5/15/2018
Cusip/Sedol/ISIN of Security Purchased: 20030NAW1
Date of Transaction: 5/2/2008
Date Offering Commenced: 5/2/2008
Purchase Price/Unit (Net of fees and expenses): $99.976
Offering Price at Close of 1st full business day on which sales were made: $99.976
Underwriting Commission, Spread or Profit: 0.300%
Name of Underwriter from whom Purchased: Deutsche Bank
Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $25,000
Principal Amount of Purchase in Fund: $24,994.00
Aggregate Principal Amount of Purchase: $25,000,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting  Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: AT&T Inc. Note 5.600%
due 5/15/2018
Cusip/Sedol/ISIN of Security Purchased: 00206RAM4
Date of Transaction: 5/8/2008
Date Offering Commenced: 5/8/2008
Purchase Price/Unit (Net of fees and expenses): $99.916
Offering Price at Close of 1st full business day on which sales were made: $99.916
Underwriting Commission, Spread or Profit: 0.280%
Name of Underwriter from whom Purchased: Deutsche Bank Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $20,000
Principal Amount of Purchase in Fund: $19,983.00
Aggregate Principal Amount of Purchase: $2,520,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public.

Yes

1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying

No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering o

No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(

No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).

Yes

3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.

Yes

4. The underwriting was a firm commitment underwriting.

Yes

5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting

Yes

6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering

Yes

7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.

Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Parker Hannifin Corp.
Note 5.500% due 5/15/2018
Cusip/Sedol/ISIN of Security Purchased: 70109HAH8
Date of Transaction: 5/13/2008
Date Offering Commenced: 5/13/2008
Purchase Price/Unit (Net of fees and expenses): $99.765
Offering Price at Close of 1st full business day on which sales were made: $99.765
Underwriting Commission, Spread or Profit: 0.400%
Name of Underwriter from whom Purchased: Deutsche Bank Securities
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $20,000
Principal Amount of Purchase in Fund: $19,953.00
Aggregate Principal Amount of Purchase: $10,000,000
Principal Amount of Total Offering: $4,500,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting  Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Harley-Davidson Funding
Corp. Note 6.800% due 6/15/2018
Cusip/Sedol/ISIN of Security Purchased: 41283DAB9
Date of Transaction: 5/15/2008
Date Offering Commenced: 5/15/2008
Purchase Price/Unit (Net of fees and expenses): $99.805
Offering Price at Close of 1st full business day on which sales were made: $99.805
Underwriting Commission, Spread or Profit: 0.300%
Name of Underwriter from whom Purchased: Citigroup
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $20,000
Principal Amount of Purchase in Fund: $19,961.00
Aggregate Principal Amount of Purchase: $19,000,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting  Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Starwood Hotels & Resorts
World Note 6.750% due 6/15/2018
Cusip/Sedol/ISIN of Security Purchased: 85590AAL8
Date of Transaction: 5/16/2008
Date Offering Commenced: 5/16/2008
Purchase Price/Unit (Net of fees and expenses): $100.000
Offering Price at Close of 1st full business day on which sales were made: $100.000
Underwriting Commission, Spread or Profit: 0.400%
Name of Underwriter from whom Purchased: Banc of America
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $15,000
Principal Amount of Purchase in Fund: $15,000.00
Aggregate Principal Amount of Purchase: $14,000,000
Principal Amount of Total Offering: $400,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting  Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset Allocation
Name of Issuer: Time Warner Cable Inc.
6.75% Notes due 2018
Cusip/Sedol/ISIN of Security Purchased: 88732JAL2
Date of Transaction: 06/16/2008
Date Offering Commenced: 06/16/2008
Purchase Price/Unit (Net of fees and expenses): $99.917
Offering Price at Close of 1st full business day on which sales were made: $99.917
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: Banc of America
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $30,000
Principal Amount of Purchase in Fund: $29,975.10
Aggregate Principal Amount of Purchase: $29,120,000
Principal Amount of Total Offering: $2,000,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting  Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.

Transaction Information
Name of Purchasing Fund: Principal Asset
Allocation
Name of Issuer: Rio Tinto Finance (USA)
Limited 6.75% Notes due 2018
Cusip/Sedol/ISIN of Security Purchased: 767201AC0
Date of Transaction: 06/24/2008
Date Offering Commenced: 06/24/2008
Purchase Price/Unit (Net of fees and expenses): $99.131
Offering Price at Close of 1st full business day on which sales were made: $99.131
Underwriting Commission, Spread or Profit: 0.450%
Name of Underwriter from whom Purchased: JP Morgan
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): Morgan Stanley
# of Shares/Par Amount of Purchase in Fund: $45,000
Principal Amount of Purchase in Fund: $44,608.95
Aggregate Principal Amount of Purchase: $27,000,000
Principal Amount of Total Offering: $1,750,000,000
Have the following conditions been satisfied:
1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to the public. Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating
organization; and (iii) if the issuer or entity supplying    No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the
securities are sold to qualified institutional buyers(   No
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors). Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering. Yes
4. The underwriting was a firm commitment underwriting. Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting  Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase. Yes

/s/Roberto Sella Roberto Sella
Signature of Portfolio Manager Printed Name

(1) As defined in the Rule 10f-3 procedures.
(2) As defined in Section 3(a)(29) of the 34 Act.
(3) As defined in Section 2(a)(50) of the 40 Act.
(4) As defined in Rule 144(a)(1) of the 33 Act.